UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2022 (August 9, 2022)

ENDI CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-56469	87-4284605
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 Old Brick Rd., Suite 115
Glen Allen, VA	23060
(Address of principal executive offices)	(Zip Code)

(434) 336-7737
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

This Current Report on Form 8-K/A (the “Amended Form 8-K”) amends and supplements the Current Report on Form 8-K of ENDI Corp. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) on August 12, 2022 (the “Original 8-K”), in which the Company reported, among other events, the completion of the Merger. Capitalized terms used in this Amended Form 8-K and not defined herein have the meaning ascribed to them in the Original 8-K.

The Company is filing this Amended Form 8-K in order to include the financial statements and pro-forma financial information set forth in Item 9.01 below.

This Amended Form 8-K does not amend any other item of the Original 8-K. The information previously reported or filed with the Original 8-K is incorporated by reference into this Amended Form 8-K.

Item 9.01 - Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

-
The CrossingBridge Advisors, LLC carve-out of Cohanzick Management, LLC unaudited interim financial statements as of March 31, 2022 and the related notes, are attached as Exhibit 99.1 hereto and are incorporated herein by reference.

-
The CrossingBridge Advisors, LLC carve-out of Cohanzick Management, LLC audited financial statements as of December 31, 2021 and the related notes, are attached as Exhibit 99.2 hereto and are incorporated herein by reference.

-	The CrossingBridge Advisors, LLC audited financial statements as of December 31, 2020 and the related notes, are attached as Exhibit 99.3 hereto and are incorporated herein by reference.

(b)	Pro-forma Financial Information

-
Unaudited Pro Forma Condensed Combined Financial Information of Enterprise Diversified, Inc. and CrossingBridge Advisors LLC as of March 31, 2022 and for the three months ended March 31, 2022 and the year ended December 31, 2021 is filed as Exhibit 99.4 and is incorporated herein by reference.

(c)	Exhibits Index:

Exhibit No.	Description
99.1	CrossingBridge Advisors, LLC carve-out of Cohanzick Management, LLC unaudited interim financial statements as of March 31, 2022 and the related notes
99.2	CrossingBridge Advisors, LLC carve-out of Cohanzick Management, LLC audited financial statements as of December 31, 2021 and the related notes
99.3	CrossingBridge Advisors, LLC audited financial statements as of December 31, 2020 and the related notes
99.4
Unaudited Pro Forma Condensed Combined Financial Information of Enterprise Diversified, Inc. and CrossingBridge Advisors LLC as of March 31, 2022 and for the three months ended March 31, 2022 and the year ended December 31, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDI CORP.
Date: October 24, 2022	/s/ David Sherman
David Sherman
Chief Executive Officer